UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 18, 2010

LAZARE KAPLAN INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7848	13-2728690
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

19 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code      (212) 972-9700

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

By letter dated June 18, 2010 (the “Notice”), the staff (the “Staff”) of the NYSE Amex LLC (the “Exchange”) notified Lazare Kaplan International Inc. (the “Company”) of the Exchange’s intent to strike the common stock of the Company from the Exchange by filing a delisting application with the Securities and Exchange Commission (the “SEC”), pursuant to Section 1009 of the NYSE Amex Company Guide (the “Company Guide”).

As previously disclosed by the Company, it was notified by the Staff by letter dated September 16, 2009 (the “September Letter”) that the Company was not in compliance with Sections 134 and 1101 of the Company Guide due to its failure to file its Form 10-K for the year ended May 31, 2009 (the “Form 10-K”). The Company’s inability to file the Form 10-K stemmed from its inability to resolve a material uncertainty concerning (a) the collectability and recovery of certain assets, and (b) the Company’s potential obligations under certain lines of credit and a guaranty (all of which, the “Material Uncertainties”). As the Company has been unable to resolve the Material Uncertainties, through ongoing negotiations and/or the initiation of lawsuits with certain of the relevant parties (also as previously disclosed by the Company), the Company is unable to assess the potential effect the ultimate resolution of these matters will have on its financial position and results of operations, or to finalize its (a) financial statements for Fiscal 2009 and obtain an unqualified opinion thereon from its auditors necessary in order to file its Form 10-K, and (b) financial statements for each of the first three fiscal quarters of 2010 or timely file its Form 10-Q’s for those quarters.

In response to the September Letter, the Company submitted a Plan of Compliance to the Staff on October 7, 2009 (the “Plan”), advising the Exchange of action it has taken, or will take, to bring the Company into compliance with Sections 134 and 1101 of the Company Guide.

The Company received a second Deficiency Letter from the Staff dated October 20, 2009, relating to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended August 31, 2009.

On November 11, 2009, the Exchange notified the Company that it accepted the Plan and granted the Company an extension until December 31, 2009 to regain compliance with the Exchange’s continued listing standards.

On December 31, 2009, the Company submitted to the Staff a supplement to the Plan, requesting an extension of the Exchange’s delisting deadline to May 31, 2010. On January 25, 2010, the Company received a letter from the Staff (the “January Letter”), granting the extension, and advising the Company that the Staff would initiate delisting proceedings if the Company was not in compliance with all of the requirements of the Exchange’s continued listing standards at the end of the Plan period, as so extended. Additionally, the January Letter also related to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended November 30, 2009.

The Company received an additional Deficiency Letter from the Staff dated April 26, 2010, relating to the Company’s failure to file its Quarterly Report on Form 10-Q for the quarter ended February 28, 2010.

According to the Notice, as the Company has not filed any of its delinquent SEC reports, and due to the prolonged absence of reliable financial information and the uncertainty of when the Company will make its required SEC filings, the Staff has determined that a further listing extension would be inconsistent with applicable Exchange standards. Based on the foregoing, the Staff concluded that it is appropriate to initiate immediate delisting proceedings (the “Decision”). Additionally, the Notice also related to the Company’s failure to hold an annual meeting of its stockholders during its fiscal year ended May 31, 2010, due to the Company being precluded from holding an annual meeting since Rule 14a-3(b) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that a proxy statement for an annual meeting to elect directors be accompanied by or preceded by an annual report with audited financial statements for the three most recent fiscal years.

In accordance with Sections 1203 and 1009(d) of the Company Guide, the Company has a limited right to appeal the Decision by requesting an oral hearing or a hearing based on a written submission before a Listing Qualifications Panel. If the Company elects not to appeal the Decision by June 25, 2010, it will become final. The Staff will then suspend trading in the Company’s common stock on the Exchange and file an application to the SEC to strike the Company’s common stock from listing and registration on the Exchange in accordance with Section 12 of the Exchange Act and the rules promulgated thereunder.

The Company has determined not to appeal the Exchange’s Decision, and expects for its common stock to be quoted on a tier of the Pink Sheets marketplace subsequent to the delisting. Nevertheless, the Company intends to continue to work as expeditiously as possible to resolve the Material Uncertainties so that the Company can file all of its delinquent SEC reports. Upon filing all such reports, the Company presently expects to reapply to the Exchange for its common stock to again be listed on the Exchange.

Contemporaneously with the filing of this Current Report on Form 8-K, the Company has issued a press release relating to the foregoing pursuant to Sections 402 and 1202(b) of the Company Guide, disclosing the receipt of the Notice and the specific continued listing deficiencies upon which it is based. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

 The information provided in this Form 8-K includes forward-looking statements, including, without limitation, statements regarding the intentions or expectations of the Company with respect to future events such as resolving the Material Uncertainties, filing delinquent SEC reports, the quotation of the Company’s common stock on the Pink Sheets marketplace subsequent to delisting, and reapplying to the Exchange for the Company’s common stock to be listed on the Exchange.

 Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. These statements are based on beliefs and assumptions by the Company’s management, and on information currently available to management. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual result to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated June 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARE KAPLAN INTERNATIONAL INC.

Date: June 24, 2010	By:	/s/ William H. Moryto
William H. Moryto,
Vice President and Chief Financial Officer